UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 27, 2005
Date of Report (Date of earliest event reported)

ALPHA NR HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-124319-17 (Commission File Number)	02-0590704 (I.R.S. Employer Identification No.)

406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pursuant to a supplemental indenture dated March 30, 2005, the registrant has guaranteed the obligations of its subsidiaries Alpha Natural Resources, LLC and Alpha Natural Resources Capital Corp. under the $175.0 million 10% senior notes issued by those subsidiaries on May 18, 2004. The combined balance sheets of ANR Fund IX Holdings, L.P. and Alpha NR Holding, Inc. and subsidiaries, the accounting predecessor of the registrant, as of December 31, 2004 and 2003, and the related combined statements of operations, stockholder’s equity and partners’ capital, and cash flows for the years ended December 31, 2004 and 2003, and the period from December 14, 2002 to December 31, 2002 and the combined statements of operations, shareholder’s equity, and cash flows for the period from January 1, 2002 to December 13, 2002, are filed as exhibit 99.1 to this current report and are incorporated by this reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

Exhibit 99.1	Financial Statements of ANR Fund IX Holdings, L.P. and Alpha NR Holding, Inc. and subsidiaries:
Report of Independent Registered Public Accounting Firm
Combined Balance Sheets, December 31, 2004 and 2003

Combined Statements of Operations, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Combined Statements of Stockholder’s Equity and Partners’ Capital, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Combined Statements of Cash Flows, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Notes to Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha NR Holding, Inc.

June 27, 2005	By:	/s/ Vaughn R. Groves

Name: Vaughn R. Groves
Title: Vice President, Secretary and General Counsel

Exhibit Index

Exhibit 99.1	Financial Statements of ANR Fund IX Holdings, L.P. and Alpha NR Holding, Inc. and subsidiaries:
Report of Independent Registered Public Accounting Firm
Combined Balance Sheets, December 31, 2004 and 2003

Combined Statements of Operations, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Combined Statements of Stockholder’s Equity and Partners’ Capital, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Combined Statements of Cash Flows, years ended December 31, 2004 and 2003 and period from December 14, 2002 to December 31, 2002 (Successor Periods), and period from January 1, 2002 to December 13, 2002 (Predecessor Period)

Notes to Combined Financial Statements